United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22897

Context Capital Funds

690 Taylor Road, Suite 210

Gahanna, Ohio 43230

Trent Statczar, Principal Financial Officer

Foreside Financial Group, LLC

Gahanna, OH 43230

(614) 416-9058

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

December 31, 2016
ANNUAL REPORT

Context Macro Opportunities Fund

Context Macro Opportunities Fund

Table of Contents

A Message to our Shareholders (Unaudited)	Context Macro Opportunities Fund
December 31, 2016

DEAR SHAREHOLDER,

2016 was a year of surprises. Not just in the headlines but also in how markets responded to those headlines. The results of both the Brexit vote in England and the Presidential election here at home have demonstrated how often consensus opinion is wrong. It is not just these two outcomes, but the market’s reaction to both of them that reinforces this point. Markets have had a way of humbling prognosticators for a very long time and 2016 was no exception.

As we enter 2017 expectations are for slowly rising equity markets with little volatility. Expectations are that the new Trump administration and the global wave of populism will be a tailwind for growth both domestic and abroad. Is this really the consensus or a contrarian opinion? We at Context Asset Management think that forecasting markets is at best extremely difficult and perhaps close to impossible. Instead, our mission is to bring strategies to advisors and investors that have three characteristics: low correlation to traditional risk assets, an efficient source of return (when measured against risk), and return asymmetry (an investor should expect to make more than they could lose in any given year). This is what we believe a successful alternative investment should look like.

We greatly appreciate your trust in our organization and our products.

Sincerely,

John N Culbertson
President / CIO

Context Asset Management

2016 Annual Report | 3

A Message to our Shareholders (Unaudited) (Concluded)	Context Macro Opportunities Fund
December 31, 2016

Fund performance and risk characteristics

The Context Macro Opportunities Fund (the “Fund”) invests primarily in fixed income securities and derivatives which may provide diversification for other investment portfolios that include equities and other correlated “risk” assets such as private equity, high yield, and/or commercial real estate. The Fund seeks to be negatively correlated to the equity markets, and attempts to deliver gains in excess of traditional conservative fixed income in structural bear markets without suffering material capital loss in a U.S. bond market selloff. In 2016 the Fund returned +2.18% after fees and expenses for the Institutional share class versus a return of +0.33% for the BofA Merrill Lynch U.S. 3-month Treasury Bill Index.

Market environment in 2016

The overall market environment was quite varied in 2016. Risk markets were extremely distressed in the first month and a half with WTI (West Texas Intermediate crude oil) down to $26 per barrel, U.S. equities suffering a -10% correction owing to fears that a material slowdown in China could push the world economy into recession/deflation. Central Banks in Europe and Japan drove a large proportion of government bonds into negative yields with their aggressive Quantitative Easing programs and negative interest rate policies which also weighed heavily on U.S. yields during the middle of the year. In the second half of the year, yields began to rise materially for the first time since the 2013 taper tantrum, particularly after the U.S. election when the market began to see wage inflation and prospects for major expansionary policy. As further demonstration of the positive sentiment, U.S. equity market indexes set new all-time highs in December. From a geopolitical perspective there were two major surprises, the Brexit referendum and the result of the U.S. Presidential election, both of which led to short term market volatility and ultimately somewhat counterintuitive results as investors chose to embrace optimism rather than flee from instability and uncertainty. Possibly the most dramatic shift was the change in outlook in December by the U.S. Federal Reserve developing a consensus to raise rates multiple times per year in the coming years, having been reluctant to withdraw any extraordinary monetary support for most of 2016.

Relevant drivers of performance

The Fund’s performance in 2016 was driven by several factors one of which was interest income from conservative short maturity corporate credit which returned roughly 1%. Second, multiple relative value strategies throughout the year delivered the balance of the return. The most notable positive contributors were Interest rate floors which performed well during the January/February stock market correction, dynamic management of options on equity indexes and bond futures during high volatility events such as Brexit and the U.S. election, short position in Eurodollar futures as rates sold off in anticipation of more Fed hikes the coming years, and basis positions which benefited from the rise in the TED spread (the difference between the interest rates on interbank loans and on short-term U.S. government debt) due to the new money market regulations. Negative contributors included swap spread positions and Libor rate collars. The Fund showed little correlation to equities throughout 2016 nor to bond indexes during the large bond market selloff later in the year. The Fund outperformed many of its peers during two periods of high volatility — Brexit and the U.S. election — with an annualized Sharp ratio of 1.04 and Sortino ratio of 2.29, according to Morningstar.

Year-end positioning for the Fund

In 2017, we anticipate a more active Federal Reserve who will now be able to gradually normalize short term rates given the prospect of fiscal stimulus under the new Administration and Congress. What is less certain is the actual magnitude and timing of that stimulus as the details of tax reform and actual implementation of infrastructure development need to be negotiated and codified by Congress. Moreover, any policies that inflate the value of the U.S. dollar, prohibit trade, or slow immigration could have deleterious effects on growth. What does seem likely to us is that there will be larger deficits and higher inflation going forward. We believe that the stock market appears to have already priced in most if not all of the good news which means that there could be some disappointment leading to substantial volatility in 2017. We anticipate that the Fund will likely be well positioned to take advantage of the opportunities afforded by this environment.

Important Information:

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Risks are detailed in the prospectus and include, but are not limited to, the following: asset-backed and mortgage-backed securities’ risk of prepayment, credit default swap agreements’ risk, futures contracts’ risk, derivative investments’ risk, risk of investing in foreign companies and emerging markets, hedging and leverage risks, non-diversified risks, short selling.

BofA Merrill Lynch 3-Month Treasury Bill Index- The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

4 | 2016 Annual Report

Performance Update	Context Macro Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Context Macro Opportunities Fund Institutional Share Class from performance inception on August 4, 2015 to December 31, 2016

Summary Performance as of December 31, 2016

	6 Month	1 Year	Since Inception		Inception
Institutional Shares*	0.26%	2.18%	0.97%		8/4/2015
Investor Shares**	0.24%	N/A	0.94%	(a)	1/13/2016
BofA Merrill Lynch
3 Month U.S.
Treasury Bill Index	0.18%	0.33%	0.27%	(b)

(a)	Not annualized.

(b)	Represents annualized performance for the period from August 4, 2015 (date of inception of the Institutional Shares) through December 31, 2016.

Data is as of December 31, 2016. The inception date of the Fund is December 23, 2014. The Institutional Class commenced investment operations and public offering on August 4, 2015. The Investor Class commenced investment operations and public offering on January 13, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance reflects fee waivers and expense reimbursements and would have been lower in their absence.

*The Fund’s Institutional Share Class Total Annual Operating Expense, as per the most recent Prospectus, is 2.97% before fee and expense waivers and 1.95% after fee and expense waivers. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Institutional Shares through April 30, 2017 (the “Expense Cap”).

**The Fund’s Investor Share Class Total Annual Operating Expense, as per the most recent Prospectus, is 3.22% before fee and expense waivers and 2.20% after fee and expense waivers. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Investor Shares through April 30, 2017 (the “Expense Cap”).

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 844-511-9653.

The Fund’s benchmark for performance comparison purposes is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

2016 Annual Report | 5

Schedule of Investments	Context Macro Opportunities Fund
December 31, 2016

	Principal Amount	Fair Value
BANK LOANS (4.81%)(a)
Industrials (4.81%)
Packaging & Containers (4.81%)
Berry Plastics Group, Inc., 3.50% 01/06/2021	$2,000,000	$2,011,120
NXP B.V., 3.27% 12/07/2020	3,000,000	3,013,500
		5,024,620
Total Industrials		5,024,620

TOTAL BANK LOANS (Cost $5,019,182)		5,024,620

CORPORATE BONDS (62.85%)
Communications (0.96%)
Telecommunications (0.96%)
AT&T, Inc., Sr. Unsecured Notes, 2.40% 03/15/2017	1,000,000	1,002,455

Consumer, Cyclical (9.57%)
Auto Manufacturers (7.01%)
Daimler Finance North America, LLC, Sr. Unsecured Notes, 2.95% 01/11/2017(b)	1,000,000	1,000,316
Ford Motor Credit Co., LLC, Sr. Unsecured Notes, 4.25% 02/03/2017	705,000	706,388
Ford Motor Credit Co., LLC, Sr. Unsecured Notes, 3.00% 06/12/2017	1,000,000	1,005,803
Ford Motor Credit Co., LLC, Sr. Unsecured Notes, 1.50% 01/17/2017	1,800,000	1,800,149
General Motors Financial Co., Inc., Sr. Unsecured Notes, 2.63% 07/10/2017	2,800,000	2,815,086
		7,327,742
Home Builders (2.56%)
DR Horton, Inc., Sr. Unsecured Notes, 4.75% 05/15/2017	2,654,000	2,677,223

Total Consumer, Cyclical		10,004,965

Consumer, Non-cyclical (9.52%)
Beverages (0.68%)
Pernod Ricard SA, Sr. Unsecured Notes, 2.95% 01/15/2017(b)	715,000	715,385
Commercial Services (0.13%)
Princeton Theological Seminary, Unsecured Notes, 2.27% 07/01/2017	140,000	139,692
Food (2.60%)
Kraft Heinz Foods Co., Sr. Unsecured Notes, 1.50% 03/01/2017	210,000	209,071
Mondelez International Holdings Netherlands BV, Sr. Unsecured Notes, 1.50% 10/28/2019(b)(c)	1,000,000	1,002,207
Wm Wrigley Jr. Co., Sr. Unsecured Notes, 2.00% 10/20/2017(b)	1,500,000	1,507,461
		2,718,739
Healthcare Services (6.11%)
Coventry Health Care, Inc., Sr. Unsecured Notes, 5.95% 03/15/2017	695,000	701,843
Fresenius Medical Care US Finance II, Inc., Sr. Unsecured Notes, 6.50% 09/15/2018(b)	1,250,000	1,321,875
Fresenius Medical Care US Finance, Inc., Sr. Unsecured Notes, 6.88% 07/15/2017	3,267,000	3,352,759
UnitedHealth Group, Inc., Sr. Unsecured Notes, 1.33% 01/17/2017(c)	1,000,000	1,000,173
		6,376,650
Total Consumer, Non-cyclical		9,950,466

See Notes to Financial Statements

6 | 2016 Annual Report

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2016

	Principal	Fair
	Amount	Value
Energy (0.58%)
Oil & Gas Services (0.58%)
Shell International Finance BV, Sr. Unsecured Notes, 5.20% 03/22/2017	$600,000	$604,901
Financials (38.58%)
Banks (23.39%)
Bank of America Corp., Sr. Unsecured Notes, 1.54% 08/25/2017(c)	1,100,000	1,101,362
Bank of America Corp., Subordinated Notes, 5.70% 05/02/2017	970,000	983,205
Bank of America NA., Subordinated Notes, 5.30% 03/15/2017	1,000,000	1,007,743
Bank of America NA., Subordinated Notes, 1.26% 06/15/2017(c)	1,000,000	999,454
Citigroup, Inc., Sr. Unsecured Notes, 4.45% 01/10/2017	685,000	685,293
Citigroup, Inc., Sr. Unsecured Notes, 2.90% 12/08/2021	1,000,000	996,330
Citigroup, Inc., Sr. Unsecured Notes, 1.55% 08/14/2017	1,500,000	1,501,002
The Goldman Sachs Group, Inc., Sr. Unsecured Notes, 1.57% 06/04/2017(c)	2,000,000	2,003,188
The Huntington National Bank, Sr. Unsecured Notes, 1.31% 04/24/2017(c)	1,500,000	1,500,224
JPMorgan Chase Bank NA, Subordinated Notes, 6.00% 10/01/2017	1,925,000	1,986,467
JPMorgan Chase Bank NA, Subordinated Notes, 6.00% 07/05/2017	1,115,000	1,140,199
JPMorgan Chase Bank NA, Subordinated Notes, 2.00% 08/15/2017	830,000	833,050
Mizuho Bank Ltd., Sr. Unsecured Notes, 1.30% 04/16/2017(b)	2,000,000	1,999,698
Morgan Stanley, Sr. Unsecured Notes, 6.25% 08/28/2017	1,000,000	1,030,326
Morgan Stanley, Sr. Unsecured Notes, 5.45% 01/09/2017	2,104,000	2,105,034
Morgan Stanley, Sr. Unsecured Notes, 3.00% 03/30/2017(c)	1,000,000	986,250
PNC Bank NA, Sr. Unsecured Notes, 1.13% 01/27/2017	1,000,000	1,000,072
PNC Bank NA, Subordinated Notes, 6.00% 12/07/2017	500,000	519,410
PNC Bank NA, Subordinated Notes, 5.25% 01/15/2017	1,000,000	1,001,125
The PNC Financial Services Group, Inc., Subordinated Notes, 5.63% 02/01/2017	500,000	501,512
US Bank NA, Sr. Unsecured Notes, 1.38% 09/11/2017	550,000	550,421
		24,431,365
Commercial Finance (2.16%)
AerCap Aviation Solutions BV, Sr. Unsecured Notes, 6.38% 05/30/2017	1,000,000	1,017,750
CIT Group, Inc., Sr. Unsecured Notes, 5.00% 05/15/2018(b)	500,000	506,250
CIT Group, Inc., Sr. Unsecured Notes, 4.25% 08/15/2017	729,000	738,113
		2,262,113
Diversified Financial Services (12.55%)
Air Lease Corp., Sr. Unsecured Notes, 5.63% 04/01/2017	2,750,000	2,774,062
Aircastle Ltd., Sr. Unsecured Notes, 6.75% 04/15/2017	3,500,000	3,534,999
Ally Financial, Inc., Sr. Unsecured Notes, 5.50% 02/15/2017	1,250,000	1,254,688
Ally Financial, Inc., Sr. Unsecured Notes, 3.25% 11/05/2018	1,000,000	1,001,250
International Lease Finance Corp., Sr. Unsecured Notes, 8.88% 09/01/2017	250,000	261,250
International Lease Finance Corp., Sr. Unsecured Notes, 8.75% 03/15/2017	1,750,000	1,774,063
Murray Street Investment Trust I, Sr. Unsecured Notes, 4.65% 03/09/2017(d)	1,000,000	1,005,210
Synchrony Financial, Sr. Unsecured Notes, 1.88% 08/15/2017	1,500,000	1,501,172
		13,106,694
Private Equity (0.48%)
Icahn Enterprises LP, Sr. Unsecured Notes, 3.50% 03/15/2017	500,000	500,938
Total Financials		40,301,110

See Notes to Financial Statements

2016 Annual Report | 7

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2016

	Principal	Fair
	Amount	Value
Industrials (1.00%)
Shipbuilding (1.00%)
Huntington Ingalls Industries, Inc., Sr. Unsecured Notes, 5.00% 12/15/2021(b)	$1,000,000	$1,040,000
Utilities (2.64%)
Electric (2.64%)
Duke Energy Corp., Sr. Unsecured Notes, 1.63% 08/15/2017	2,750,000	2,754,323

TOTAL CORPORATE BONDS
(Cost $65,721,947)		65,658,220

GOVERNMENT BONDS (18.83%)
U.S. Treasury Bond, 3.00% 11/15/2045	20,000,000	19,680,380

TOTAL GOVERNMENT BONDS
(Cost $20,822,072)		19,680,380

MORTGAGE BACKED SECURITIES (0.96%)
Mortgage Securities (0.96%)
Bellemeade Re II Ltd., Class M2A
Series 2016-IA, 5.26%, 04/25/2026(b)(c)	1,000,000	1,007,813

TOTAL MORTGAGE BACKED SECURITIES
(Cost $1,000,000)		1,007,813

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (4.94%)
FHLMC, REMICS (1.89%)
Series 4090, Class EI, 2.50% 08/15/2022	8,191,339	431,915
Series 4553, Class KI, 3.00% 02/15/2031	11,944,338	1,547,934
		1,979,849
Total FHLMC, REMICS		1,979,849

FNMA, REMICS (3.05%)
Series 2012-135, Class IB, 3.00% 12/25/2027	9,124,409	865,386
Series 2016-8, Class CI, 3.00% 03/25/2031	19,176,955	2,321,635
		3,187,021
Total FNMA, REMICS		3,187,021

TOTAL U.S. GOVERNMENT AGENCY – COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,369,446)		5,166,870

See Notes to Financial Statements

8 | 2016 Annual Report

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2016

			Notional	Premiums	Fair
Counterparty/Reference Entity	Floating Rate Index	Floor Rate	Amount	Paid	Value
PURCHASED OPTIONS (1.94%)
Interest Rate Floor Options
BAML
3M LIBOR 5X5 Year,	3-MONTH
12/15/2025	USD-LIBOR	1.50%	$20,000,000	$443,000	$379,709
USD CMS 30 Year,	30-YEAR
10/16/2031	ICE SWAP RATE	3.00%	25,000,000	1,275,000	1,259,255
MS
3M LIBOR 5X5 Year,	3-MONTH
02/12/2026	USD-LIBOR	1.50%	20,000,000	660,000	385,433
Total Interest Rate Floor Options				$2,378,000	$2,024,397

	Expiration			Fair
	Date	Exercise Price	Contracts	Value
PURCHASED CALL OPTIONS (0.11%)
UBS
U.S. Treasury Long Bond Future (cost $192,790)	02/24/2017	154.00	100	$118,750
TOTAL PURCHASED OPTIONS
(Cost $2,570,790)				2,143,147

	Principal	Fair
	Amount	Value
REPURCHASE AGREEMENT (0.92%)
SG Newedge UK, Ltd., (0.50%), dated 12/28/2016 and maturing 1/4/2017 with a repurchase amount of $966,604, collateralized by a U.S. Treasury Note with a rate of 1.75% and a maturity date of 11/30/2021 with a par value of $980,000 and a collateral value of $973,129	$966,525	$966,525
TOTAL REPURCHASE AGREEMENT
(Cost $966,525)		966,525

TOTAL INVESTMENTS (95.36%)
(Cost $101,469,962)		99,647,575

Other Assets In Excess of Liabilities (4.64%)(e)		4,844,581
NET ASSETS (100.00%)		$104,492,156

(a)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be less than the stated maturity shown. Interest rate disclosed is that which is in effect as of December 31, 2016.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of securities restricted under Rule 144A was $10,101,005, representing 9.66% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(c)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2016.

(d)	Step bond, Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2016.

(e)	Includes cash which is being held as collateral for short sales, options written, futures contracts, and swap contracts.

See Notes to Financial Statements

2016 Annual Report | 9

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2016

SCHEDULE OF SECURITIES SOLD SHORT

	Principal	Fair
	Amount	Value
GOVERNMENT BOND (-0.93%)
U.S. Treasury Note, 1.75% 11/30/2021	$(980,000)	$(971,715)

TOTAL GOVERNMENT BOND		(971,715)

TOTAL SECURITIES SOLD SHORT
(Proceeds $973,745)		$(971,715)

FUTURES CONTRACTS

		Expiration	Notional	Unrealized
Description	Contracts	Date	Amount	Appreciation
Foreign Currency Contracts
Euro 90 Day Future	(500)	03/18/2019	$(122,387,500)	$539,425
Interest Rate Contracts
Ultra Long Term U.S.
Treasury Bond Future	(25)	03/22/2017	(4,006,250)	19,464
			$(126,393,750)	$558,889

		Expiration	Notional	Unrealized
Description	Contracts	Date	Amount	Depreciation
Interest Rate Contracts
U.S. Treasury Long Bond Future	(26)	3/22/2017	$(3,917,063)	$(10,379)
			$(3,917,063)	$(10,379)

SCHEDULE OF WRITTEN OPTIONS
Interest Rate Cap Options
			Notional	Premiums	Fair
Counterparty/ Reference Entity	Floating Rate Index	Cap Rate	Amount	Received	Value
BAML
USD CMS 30 Year,	30-YEAR
10/16/2031	ICE SWAP RATE	5.00%	$(25,000,000)	$(712,500)	$(796,969)
MS
USD CMS 30 Year,	30-YEAR
07/08/2031	ICE SWAP RATE	5.00%	(25,000,000)	(762,500)	(861,277)
TOTAL WRITTEN OPTIONS				$(1,475,000)	$(1,658,246)

CREDIT DEFAULT SWAP CONTRACTS

	Buy/Sell		Rates			Upfront
	Credit	Reference	Paid by	Termination	Notional	Payment	Unrealized
Counterparty	Protection	Obligation	Fund	Date	Amount	Paid	Depreciation
BAML	Buy	United Mexican States	1.00%	12/20/2021	$15,000,000	$524,721	$(142,616)
						$524,721	$(142,616)

See Notes to Financial Statements

10 | 2016 Annual Report

Schedule of Investments (Concluded)	Context Macro Opportunities Fund
December 31, 2016

INTEREST RATE SWAP CONTRACTS
Counterparty	Floating Rate Paid	Floating Rate Received	Maturity Date	Notional Amount	Unrealized Appreciation
BAML	3-Month USD-T-BILL + 0.375%	3-Month USD-LIBOR	3/29/2026	$25,000,000	$158,477
					$158,477

Counterparty	Floating Rate Paid	Floating Rate Received	Maturity Date	Notional Amount	Unrealized Depreciation
BAML	3-Month USD-T-BILL + 0.465%	3-Month USD-LIBOR	5/18/2026	$10,000,000	$(12,270)
					$(12,270)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

	Pay/Receive				Notional	Unrealized
Clearing House	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Amount	Appreciation
LCH Clearnet	Receive	3-Month USD-LIBOR	2.329%	11/15/2045	$18,240,000	$1,017,762
						$1,017,762

Common Abbreviations:
BAML - Bank of America Merrill Lynch
CMS - Constant Maturity Swap
ICE - Intercontinental Exchange
LIBOR - London Interbank Offered Rate
MS - Morgan Stanley
SG - Societe Generale

See Notes to Financial Statements

2016 Annual Report | 11

Statement of Assets and Liabilities	Context Macro Opportunities Fund
December 31, 2016

ASSETS:
Investments, at value(cost $101,469,962)	$99,647,575
Cash	6,111,548
Deposits with broker for interest rate swap contracts, futures contracts, and written options	288,903
Unrealized appreciation on interest rate swap contracts	158,477
Upfront premium paid on credit default swap contracts	524,721
Interest receivable	970,511
Prepaid and other assets	13,278
Total Assets	107,715,013
LIABILITIES:
Securities sold short (proceeds $973,745)	971,715
Written options, at value (premiums received $1,475,000)	1,658,246
Variation margin payable on futures contracts	81,219
Variation margin payable on centrally cleared interest rate swaps contracts	138,876
Payable for credit default swap contract payments	34,486
Payable for interest rate swap contract payments	5,000
Payable for interest on short sales	1,507
Unrealized depreciation on interest rate swap contracts	12,270
Unrealized depreciation on credit default swap contracts	142,616
Payable for shares redeemed	1,019
Payable for fund distribution	518
Payable due to investment adviser	37,691
Payable for distribution and service fees	29
Payable for administration fees	47,592
Accrued expenses and other liabilities	90,073
Total Liabilities	3,222,857
NET ASSETS	$104,492,156
NET ASSETS CONSIST OF:
Paid-in capital	$104,161,654
Accumulated net investment loss	(937)
Accumulated net realized gain	765,179
Net unrealized depreciation	(433,740)
NET ASSETS	$104,492,156
PRICING OF SHARES
Investor Class:
Net asset value, offering and redemption price per share	$10.05
Minimum redemption price per share(a)	$9.85
Net assets	$135,362
Shares of beneficial interest outstanding	13,471
Institutional Class:
Net asset value, offering and redemption price per share	$10.05
Minimum redemption price per share(a)	$9.85
Net assets	$104,356,794
Shares of beneficial interest outstanding	10,381,745

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements

12 | 2016 Annual Report

Statement of Operations	Context Macro Opportunities Fund
For the Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$2,355,633
Dividends	13,167
Total Investment Income	2,368,800

EXPENSES:
Investment advisory fees	1,532,782
Administration fees	557,479
Distribution and service fees
Investor Class	281
Custodian fees	37,952
Professional Fees	309,122
Transfer agent fees	17,332
Trustees’ fees	30,000
Registration fees	38,716
Interest expense on securities sold short	123,550
Offering cost expenses	121,844
Other expenses	95,682
Total expenses	2,864,740
Less fees waived/reimbursed by investment adviser
Investor Class	(1,388)
Institutional Class	(1,074,541)
Total Net Expenses	1,788,811
NET INVESTMENT INCOME	579,989

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency	345,874
Net realized loss on securities sold short	(116,760)
Net realized gain on written options	767,196
Net realized gain on futures contracts	452,138
Net realized loss on swap contracts	(347,178)
Net realized gain	1,101,270

Net change in unrealized depreciation on investments	(1,486,272)
Net change in unrealized depreciation on securities sold short	(6,476)
Net change in unrealized depreciation on written options	(217,870)
Net change in unrealized appreciation on futures contracts	548,510
Net change in unrealized appreciation on swap contracts	936,052
Net change in unrealized depreciation	(226,056)

Net realized and unrealized gain on investments, foreign currency, securities sold short, written options, futures contracts and swap contracts	875,214
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,455,203

See Notes to Financial Statements

2016 Annual Report | 13

Statements of Changes in Net Assets	Context Macro Opportunities Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015(a)
OPERATIONS:
Net investment income/(loss)	$579,989	$(271,109)
Net realized gain	1,101,270	74,071
Net change in unrealized depreciation	(226,056)	(207,684)
Net increase/(decrease) in net assets resulting from operations	1,455,203	(404,722)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(450)	—
Institutional Class	(569,440)	—
From net realized gains on investments
Investor Class	(414)	—
Institutional Class	(318,380)	—
Total distributions	(888,684)	—

CAPITAL SHARE TRANSACTIONS:
Investor Class(b)
Shares sold	287,831	—
Dividends reinvested	858	—
Shares redeemed, net of redemption fees (redemption fees — and —)	(152,528)	—
Net increase from share transactions	136,161	—
Institutional Class
Shares sold	42,300,770	61,653,301
Dividends reinvested	887,307	—
Shares redeemed, net of redemption fees (redemption fees 5,512 and —)	(737,300)	(9,880)
Net increase from share transactions	42,450,777	61,643,421
Net increase in net assets	43,153,457	61,238,699

NET ASSETS:
Beginning of period	61,338,699	100,000
End of period (including accumulated net investment loss of $(937) and $(28,333))	$104,492,156	$61,338,699

Other Information:
SHARE TRANSACTIONS:
Investor Class(b)
Sold	28,460	—
Distributions reinvested	85	—
Redeemed	(15,074)	—
Net increase in shares outstanding	13,471	—
Institutional Class
Sold	4,180,913	6,176,970
Distributions reinvested	88,289	—
Redeemed	(73,410)	(1,017)
Net increase in shares outstanding	4,195,792	6,175,953

(a)	The inception date of the Fund is December 23, 2014. The Institutional Class commenced investment operations and public offering on August 4, 2015.
(b)	Context Investor shares commenced operations on January 13, 2016.

See Notes to Financial Statements

14 | 2016 Annual Report

Financial Highlights	Context Macro Opportunities Fund
For a share outstanding throughout the periods presented

Institutional Class	Year Ended December 31, 2016	Year Ended to December 31, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.92	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.07	(0.06)
Net realized and unrealized gain/(loss) on investments	0.15	(0.02)
Total from Investment Operations	0.22	(0.08)
LESS DISTRIBUTIONS:
From investment income	(0.06)	—
From net realized gains	(0.03)	—
Total Distributions	(0.09)	—
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.13	(0.08)
NET ASSET VALUE, END OF PERIOD	$10.05	$9.92
TOTAL RETURN	2.18%	(0.80	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$104,357	$61,339
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(e)	3.25%	5.29	%(f)
Expenses including fee waivers and reimbursements(e)	2.03%	1.95	%(f)
Net investment income/(loss)	0.66%	(1.45	)%(f)

PORTFOLIO TURNOVER RATE	230%	410	%(d)(g)

(a)	The inception date of the Fund is December 23, 2014. The Institutional shares commenced operations on August 4, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Interest expense on securities sold short totaled 0.14% of average net assets.
(f)	Annualized.
(g)	Determined on a Fund level as a whole.

See Notes to Financial Statements

2016 Annual Report | 15

Financial Highlights	Context Macro Opportunities Fund
For a share outstanding throughout the period presented

Investor Class	For the Period January 13, 2016 to December 31, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.05
Net realized and unrealized gain on investments	0.04
Total from Investment Operations	0.09
LESS DISTRIBUTIONS:
From investment income	(0.03)
From net realized gains	(0.03)
Total Distributions	(0.06)
NET INCREASE IN NET ASSET VALUE	0.03
NET ASSET VALUE, END OF PERIOD	$10.05
TOTAL RETURN	0.94	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$135
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	3.51	%(e)
Expenses including fee waivers and reimbursements(d)	2.28	%(e)
Net investment income	0.52	%(e)

PORTFOLIO TURNOVER RATE	230	%(c)(f)

(a)	Investor shares commenced operations on January 13, 2016.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Interest expense on securities sold short totaled 0.14% of average net assets.
(e)	Annualized.
(f)	Determined on a Fund level as a whole.

See Notes to Financial Statements

16 | 2016 Semi Annual Report

Notes to Financial Statements	Context Macro Opportunities Fund

Note 1. Organization

The Context Macro Opportunities Fund (the “Fund”) is a non-diversified series of Context Capital Funds (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 9, 2013, and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund was incepted on December 23, 2014 and commenced operations on August 4, 2015. Prior to August 4, 2015, the only transaction was the contribution of capital by the initial shareholder in the amount of $100,000 on December 23, 2014. The Fund currently offers three classes of shares: Investor Shares, Advisory Shares and Institutional Shares. As of December 31, 2016, Advisory Shares had not commenced operations. The Fund seeks total return with low correlation to broad financial markets. The Trust consists of multiple separate portfolios or series. Context Advisers II, LLC (the “Adviser”) is the investment adviser to the Fund. First Principles Capital Management, LLC, (the “Subadviser”) is the sub-adviser to the Fund.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following summarizes the significant accounting policies of the Fund:

Security Valuation – The Fund values securities listed on and traded or dealt in one or more U.S. or Non-U.S. securities exchanges and not subject to restrictions against resale in the market are generally valued at the market closing price determined at or prior to the close of the New York Stock Exchange, on the primary exchange on which the securities are traded. If the market closing price is unavailable, the securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, as of valuation time. Non-exchange traded securities for which quotations are readily available are generally valued at the market closing price or, if not available, the bid on such market for a long position or the ask on such market for a short position. Shares of an open-end investment company not traded on a securities exchange may be valued at the net asset value per share of the investment company determined as of valuation time.

Fixed-income securities are generally valued at the latest bid quotations for a long position or at the last quoted ask price for a short position supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of members of Trust management, the Adviser and the Subadviser. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

2016 Annual Report | 17

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Level 1 — unadjusted quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of December 31, 2016:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobserv- able Inputs	Total
Bank Loans	$—	$5,024,620	$—	$5,024,620
Corporate Bonds*	—	65,658,220	—	65,658,220
Government Bonds	—	19,680,380	—	19,680,380
Mortgage Backed Securities	—	1,007,813	—	1,007,813
U.S. Government Agency- Collateralized Mortgage Obligations	—	5,166,870	—	5,166,870
Purchased Options	—	2,024,397	—	2,024,397
Purchased Call Options	118,750	—	—	118,750
Repurchase Agreement	—	966,525	—	966,525
Total	$118,750	$99,528,825	$—	$99,647,575

Other Financial Instruments
Assets
Futures Contracts	$558,889	$—	$—	$558,889
Interest Rate Swap Contracts	—	1,176,239	—	1,176,239
Liabilities
Futures Contracts	$(10,379)	$—	$—	$(10,379)
Written Options	—	(1,658,246)		(1,658,246)
Credit Default Swap Contracts	—	(142,616)	—	(142,616)
Interest Rate Swap Contracts	—	(12,270)	—	(12,270)
Securities Sold Short	—	(971,715)	—	(971,715)
Total	$548,510	$(1,608,608)	$—	$(1,060,098)

*	For detailed industry descpritions, see the accompanying Schedule of Investments.

For the year ended December 31, 2016, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the period in which the transfer occurred. During the year ended December 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 for the Fund. For the year ended December 31, 2016, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Segregation and Collateralization – In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregated assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, short sales, written options and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Schedule of Investments.

Cash Equivalents – Include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

18 | 2016 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for 2014, 2015 and current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s or class’ assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended December 31, 2016 the institutional class received redemption fees of $5,512.

Expenses – The Fund bears expenses incurred specifically for the Fund and general Trust expenses which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund in the trust. Expenses are recorded on an accrual basis.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide

2016 Annual Report | 19

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Derivative Instruments

Risk Exposure and the Use of Derivative Instruments – The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivative contracts. In doing so, the Fund employs strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Derivative Risk. The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can sub-stantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Repurchase Agreements – The Fund engages in repurchase agreement transactions with institutions that the Fund’s sub-investment advisor has determined are credit-worthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

20 | 2016 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2016:

			Remaining contractual maturity of the repurchase agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Repurchase Agreement Transactions
U.S. Treasury Note	$—	$966,525	$—	$—	$966,525
Total					966,525
Gross amount of recognized liabilities for repurchase agreement					$966,431
Amounts due to counterparty					$(94)

Securities Sold Short – The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Cash as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations. In addition, the cost to borrow securities sold short is included in dividends and interest paid on securities sold short.

Loan Participations and Assignments – The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

As of year end, the Fund held $5,024,620 or 4.81% of net assets in loan participations.

Purchased Options – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

2016 Annual Report | 21

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Written options are non-income producing securities. Cash held as collateral for written option contracts is shown on the Fund’s Statement of Assets and Liabilities.

The Fund had the following transactions in written options during the year ended December 31, 2016.

	Number of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2015	(70,000,000)	$(1,443,500)
Options written	(45,000,200)	(1,473,798)
Options exercised or closed	65,000,200	1,442,298
Options expired	—	—
Outstanding, December 31, 2016	(50,000,000)	$(1,475,000)

Futures Contracts – The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its broker a specified amount of liquid assets(“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. The variation margin for the Fund is reported on the Statement of Assets and Liabilities as “Variation margin payable on futures contracts”. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For tax purposes, the futures contracts held by the Fund may be subject to code section 1256, if they meet certain requirements. Under section 1256, they would be subject to the 60/40 rule, where 60% of gains or losses are treated as long-term capital and 40% are treated as shortterm capital (ordinary income or loss), regardless of the actual length of the holding period.

Inflation-Capped Options – The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Swap Agreements – The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked

22 | 2016 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities on the Statement of Assets and Liabilities.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts – The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund may hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

2016 Annual Report | 23

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of December 31, 2016:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value		Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Purchased Call Options)	Investments, at value	$118,750		N/A	N/A
Interest Rate Risk (Purchased Options)	Investments, at value	2,024,397		N/A	N/A
Interest Rate Risk (Written Options)	N/A	N/A		Written options, at value	$1,658,246
Interest Rate Risk (Interest Rate Swaps)	Unrealized appreciation on interest rate swap contracts	158,477		Unrealized depreciation on interest rate swap contracts	12,270
Interest Rate Risk (Interest Rate Swaps)	Unrealized appreciation on centrally cleared interest rate swap contracts	1,017,762	(a)	N/A	N/A
Credit Risk (Credit Default Swaps)	N/A	N/A		Unrealized depreciation on credit default swap contracts	142,616
Exchange Rate Risk (Futures Contracts)	Unrealized apprecation on futures contracts	539,425	(a)	Unrealized depreciation on futures contracts	N/A
Interest Rate Risks (Futures Contracts)	Unrealized apprecation on futures contracts	19,464	(a)	Unrealized depreciation on futures contracts	10,379	(a)
		$3,878,275			$1,823,511

(a)	Reflects cumulative unrealized appreciation (depreciation) of futures contracts or centrally cleared interest rate swap contracts as reported in the Schedule of Investments. The value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable as of December 31, 2016.

The effect of derivative instruments on the Fund’s Statement of Operations as of December 31, 2016:

Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Loss on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Interest Rate Risk (Purchased Call Options)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	$(107,415)	$(74,040)
Interest Rate Risk (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	209,292	(184,774)
Interest Rate Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized depreciation on written options	767,196	(217,870)
Interest Rate Risk (Interest Rate Swaps)	Net realized gain/(loss) on swap contracts/Net change in unrealized appreciation on swap contracts	(346,389)	1,065,198
Credit Risk (Credit Default Swaps)	Net realized loss on swap contracts/Net change in unrealized depreciation on swap contracts	(789)	(129,146)
Exchange Rate Risk (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	309,683	539,424
Interest Rate Risk (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	142,455	9,086
Total		$974,033	$1,007,878

24 | 2016 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

The volume of Derivative Instruments for the Fund during the year ended December 31, 2016 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Cap Floor Purchased Option Contracts	Notional Quantity	$22,013,889
Cap Floor Written Option Contracts	Notional Quantity	$23,472,222
Purchased Put Options	Number of Contracts	96
Written Put Options	Number of Contracts	61
Credit Default Swap Contracts	Notional Quantity	$15,000,000
Interest Rate Swap Contracts	Notional Quantity	$19,037,778
Futures Contracts	Number of Contracts	22
Written Futures Contracts	Number of Contracts	337

Offsetting Arrangements – Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2016.

Offsetting of Derivatives Assets Context Macro Opportunities Fund
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Derivative Assets
Interest Rate Swap Contracts	$158,477	$—	$158,477	$(12,270)	$(146,207)	$—
Futures Contracts	64,969	(64,969)	—	—	—	—
Total	$223,446	$(64,969)	$158,477	$(12,270)	$(146,207)	$—

Offsetting of Derivatives Liabilities Context Macro Opportunities Fund
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Derivative Liabilities
Interest Rate Swap Contracts	$12,270	$—	$12,270	$(12,270)	$—	$—
Credit Default Swap Contracts	142,616	—	142,616	—	—	142,616
Futures Contracts	146,188	(64,969)	81,219	—	(81,219)	—
Total	$301,074	$(64,969)	$236,105	$(12,270)	$(81,219)	$142,616

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Note 4. Fees and Expenses

Investment Advisers – Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.74% of the Fund’s average daily net assets.

The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Other Service Providers – Effective August 1, 2016, the Trust entered into a Management and Administration Agreement with Foreside Financial Services Group, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”) to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside (and previously Beacon Hill), as business manager and administrator

2016 Annual Report | 25

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Foreside has contracted with ALPS Fund Services, Inc. (“ALPS”) to perform the fund accounting, financial administration and transfer agency services on behalf of the Fund.

Distribution – Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor is an affiliate of Foreside. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser, ALPS, or any of their affiliates.

Distribution Plan – Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares. Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Investor Shares of Fund and for services provided to shareholders.

The Fund charges 12b-1 fees for Investor Shares. Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Fund’s Investor Shares. The expenses of the Distribution Plan are reflected in the Statements of Operations.

Trustees and Officers – The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities. Independent Trustees (the “Trustee”) constitute a majority of the Board members. The Trust pays each Trustee an annual retainer fee of $10,000 for service to the Trust. The Trustees may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred when attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Certain Trustee and Officers of the Trust are also officers of the Adviser.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses of Investor Shares and Institutional Shares) to 2.14% and 1.89%, respectively, of the share class’ average daily net assets, through April 30, 2017. For the year ended December 31, 2016, the Adviser waived fees of $1,075,929.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement, is approved by the Board and the resulting expenses do not exceed the expense cap for each class of the Fund. As of December 31, 2016, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
$626,401	December 31, 2018	$–
$1,075,929	December 31, 2019	$–
$1,702,330	Total Fees available for Recoupment

Note 6. Securities Transactions

Purchases and sales of securities, excluding U.S. Government Obligations and short term securities during the year ended December 31, 2016, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$161,563,793	$109,134,379

Purchases and sales of securities, including only U.S. Government Obligations during the year ended December 31, 2016, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$91,247,836	$70,880,516

Note 7. Beneficial Share Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a) (9) of the 1940 Act. As of December 31, 2016, the following entities owned beneficially 25% or greater of The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage
Institutional	UBS Financial Services	59.69
Institutional	Charles Schwab & Co	26.88
Investor	Charles Schwab & Co	98.51

26 | 2016 Annual Report

Notes to Financial Statements (Concluded)	Context Macro Opportunities Fund

Note 8. Tax Basis Information

For the year ended December 31, 2016 the following reclassifications, which had no impact on results of operations or net assets, were primarily attributed to differences in the treatment of investments in swaps. These were recorded to reflect tax character as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain/Loss	Paid-in Capital
Context Macro Opportunities Fund	$17,297	$(17,297)	$—

As of December 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Tax Cost of Securities	Gross Unrealized Appreciation of Securities	Gross Unrealized Depreciation of Securities	Net Unrealized Appreciation of Foreign Currency and Derivatives	Tax Net Unrealized Depreciation
Context Macro Opportunities Fund:	$101,469,962	$109,125	$(1,931,512)	$1,388,647	$(433,740)

The tax character of the distributions paid during the year ended December 31, 2016 was as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain		Tax Return of Capital
Context Macro Opportunities Fund:	$888,684	$—	$—	$	—

At December 31, 2016, components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Unrealized Depreciation	Other Cumulative Effect of Timing Differences	Total
Context Macro Opportunities Fund:	$628,215	$611,434	$(433,740)	$(475,407)	$330,502

The Fund elects to defer to the period ending December 31, 2017, late year ordinary losses in the amount of $937.

The remaining other timing differences result from mark to market adjustments on futures.

Note 9. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 10. Subsequent Events

The Fund evaluated events from December 31, 2016 through the date that the Financial Statements were issued. There were no subsequent events to report that would have a material impact of the Fund’s financial statements, other than disclosed below:

On February 7, 2017, Lovell Minnick Partners, LLC signed a definitive agreement to acquire a majority stake in Foreside Financial Group LLC, the parent company to Foreside and the Distributor.

2016 Annual Report | 27

Report of Independent Registered Public	Context Macro Opportunities Fund
Accounting Firm

To the Shareholders of Context Macro Opportunities Fund and

The Board of Trustees of Context Capital Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Context Macro Opportunities Fund (the “Fund”), a series of Context Capital Funds, as of December 31, 2016 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 4, 2015 (commencement of investment operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Context Macro Opportunities Fund, as of December 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 4, 2015 to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2017

28 | 2016 Annual Report

Board Approval of Investment Advisory and	Context Macro Opportunities Fund
Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement (“Agreement”) between Context Capital Funds (the “Trust”) and Context Advisers II, LP (the “Adviser”) with respect to the Context Macro Opportunities Fund (the “Fund”) be approved by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”). The Board considered and approved the Agreement for the Fund at an in-person meeting held on September 30, 2016.

The Board requested, and the Adviser provided, information and data relating to, among other things: (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the experience of the key personnel who provide those services to the Fund; (iv) the Adviser’s organizational structure, financial information, insurance coverage and Form ADV; (v) information on the use of soft dollars; (vi) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (vii) the extent to which economies of scale will be realized as the Fund grows; (viii) whether the fee levels will reflect these economies of scale to the benefit of the Fund’s shareholders; (ix) the advisory fees paid by funds in the comparable Morningstar category; (x) the Fund’s expense ratio and the expense ratios of funds in the comparable Morningstar category; and (xi) the effect of any fee waivers and expense reimbursements made by the Adviser. The Board also reviewed a memorandum from independent counsel setting forth the Board’s fiduciary duties, responsibilities and factors the Board should consider in evaluating the Agreement.

The Trustees reviewed the materials regarding the Fund supplied by the Adviser. The Board considered the nature and quality of the services provided by the Adviser. The Trustees noted that the Adviser provides services that include, but are not limited to, analyzing, selecting, and recommending for consideration and approval by the Board, investment advisory firms to provide investment advice, guidance and management of investments with respect to the Fund and overseeing the advisory services delegated to these firms. The Board noted that the Adviser’s only client is the Fund. Taking into account the personnel involved in servicing the Fund, as well as the services described in the materials and presentation, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board reviewed the Fund’s performance for periods from inception through August 31, 2016, comparing the performance to a relevant benchmark and Morningstar category. The Board noted that the Fund generally outperformed the benchmark for most of the time periods shown. The Board also reviewed the year-to-date (cumulative) performance and one-year performance as of August 31, 2016, of the Institutional share class of the Fund in relation to funds within a comparable Morningstar category, noting that the Fund was in the second quartile for each period. The Board noted that the Adviser does not manage any other funds or similar accounts. After considering the information presented, the Board expressed satisfaction with the performance of the Fund.

The Board reviewed the advisory fee to be paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser receives a management fee of 1.74% of the average daily net assets, which is above both the median and average of the funds within the comparable Morningstar category.

With respect to total annual operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the specified percentage of average daily net assets of each class of shares of the Fund, as set forth in the Board materials. The Board noted that this agreement to waive fees and/ or reimburse expenses is in effect until April 30, 2017, and will automatically renew annually from year to year on the effective date of each annual update to the Trust’s registration statement until such time as the Adviser provides written notice of non-renewal to the Trust. The Board noted that the net expense ratio for the Institutional share class of the Fund is above both the average and median of the funds in the comparable Morningstar category. The Board noted that the Adviser has not identified alternative fee structures and the fees for the Fund are based on the services provided by the Adviser and the sub-adviser to the Fund, the sub-adviser of which is paid directly by the Adviser out of its management fee. It was noted that the Fund’s investment strategy includes a number of arbitrage and alternative investment strategies to pursue the Fund’s objective and the expertise and skill set involved in such strategies are unique and support higher fees than traditional long-only asset management. This skill and expertise by the sub-adviser has been taken

2016 Annual Report | 29

Board Approval of Investment Advisory and	Context Macro Opportunities Fund
Subadvisory Agreements (Unaudited)

into consideration in determining the management fee paid by the Fund. After considering the information described above, the Board concluded that the advisory fee and expense ratios, although above the median and average of the funds in the comparable Morningstar category, were reasonable.

In regards to the costs and profits to be realized by the Adviser in connection with its management of the Fund, the Board reviewed the information supplied by the Adviser in the Board materials. The Board noted that the Adviser is not currently profitable, however, the Board considered the Adviser’s parent company’s commitment to continue to fund the expenses of the Adviser’s business.

With respect to economies of scale, the Trustees noted that the Fund’s assets are not at a level for the Fund’s shareholders to be able to share in any economies of scale. The Board also noted that the Adviser is reimbursing expenses incurred by the Fund to cap the fees that shareholders pay to the levels described above and will continue to monitor asset growth and will evaluate fee breakpoints. The Board also considered the expected benefits to the Adviser from managing the Fund. The Board noted the Adviser’s representation in the Board Materials that it does not use soft dollars as a consideration for broker selection and the inclusion in the Board Materials of a brokerage commission report.

In reaching its conclusions, with respect to the Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that approval of the Agreement would be in the best interests of the Fund and its shareholders.

30 | 2016 Annual Report

Trustees and Officers	Context Macro Opportunities Fund
(Unaudited)

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees
John N. Culbertson, Jr. Born: 1964	Trustee	Since 2014	Managing Director and Chief Investment Officer, Context Capital Partners since 2011; Partner, Veritas Ventures, LLP since 2000; Chief Investment Officer, 2008-2011.	2	None
Stephen J. Kneeley Born: 1963	Chairman of the Board; Trustee	Since 2014	Chief Executive Officer, Context Asset Management, L.P., 2014-January 2016; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.	2	Trustee, Copeland Trust (3 portfolios)

Independent Trustees
Paul D. Schaeffer Born: 1951	Trustee	Since 2014	President, Aspirin Solutions since 2013; Managing Director, Forward Management, 2008-2013.	2	Trustee, Index IQ Funds
Stephen M. Wynne Born: 1955	Trustee; Chairman, Audit Committee	Since 2014	Retired since 2010; Chief Executive Officer, BNY Mellon, U.S. Funds Services, 2010; Chief Executive Officer, PNC Global Investment Servicing (formerly PFPC), 2008-2010.	2	Trustee, FundVantage Trust (36 portfolios); Trustee, Copeland Trust (3 portfolios)
Alfred C. Salvato Born: 1958	Trustee	Since 2016	Senior Vice President of Finance and Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	2	Trustee (Chairman), Turner Funds (5 portfolios)

Officers
C. David Bunstine Born: 1965	President	Since 2015	Director, Foreside Financial Group, LLC since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.
Trent M. Statczar Born: 1971	Treasurer; Principal Financial Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.
Rodney Ruehle Born: 1968	Chief Compliance Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Chief Compliance Officer of Asset Management Fund November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc. December 2009 to present; Chief Compliance Officer of Advisers Investment Trust July 2011 to present; Chief Compliance Officer of Penn Series Funds, Inc. 2012 to 2014.
Danielle Kulp Born: 1981	Secretary	Since 2017	Director, Foreside Financial Group, LLC, December 2016 to present; Consultant, Lincoln Financial Group, September 2013 to November 2016; Corporate Secretary, SEI Investments, December 2012 to September 2013; Senior Specialist, BNY Mellon, December 2010 to December 2012.

2016 Annual Report | 31

Additional Information	Context Macro Opportunities Fund
(Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 844-511-9653, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling toll-free 844-511-9653, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 844-511-9653. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE OF FUND EXPENSES

December 31, 2016 (Unaudited)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expense Ratio(a)(b)	Expenses Paid, and During Period July 1, 2016 to December 31, 2016(c)
Context Macro Opportunities Fund
Investor Class
Actual	$1,000.00	$1,002.40	2.29%	$11.53
Hypothetical	$1,000.00	$1,013.62	2.29%	$11.59

Institutional Class
Actual	$1,000.00	$1,002.60	2.04%	$10.27
Hypothetical	$1,000.00	$1,014.88	2.04%	$10.33

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Ratios are net of fees waived/expenses reimbursed and include the effect of interest on securities sold short (0.14%).
(c)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

32 | 2016 Annual Report

Context Macro Opportunities Fund

INVESTMENT ADVISER

Context Capital Advisers II, L.P.
401 City Avenue, Suite 800
Bala Cynwyd, PA 19004
www.contextam.com

SUBADVISER

First Principles Capital Management
140 Broadway #2120
New York, NY 10005

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.
P.O. Box 46256
Denver, CO 80201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

December 31, 2016
ANNUAL REPORT

Context Strategic Global Equity Fund

Context Strategic Global Equity Fund

Table of Contents

A Message to our Shareholders (Unaudited)	Context Strategic Global Equity Fund
December 31, 2016

DEAR SHAREHOLDER,

2016 was a year of surprises. Not just in the headlines but also in how markets responded to those headlines. The results of both the Brexit vote in England and the Presidential election here at home have demonstrated how often consensus opinion is wrong. It is not just these two outcomes, but the market’s reaction to both of them that reinforces this point. Markets have had a way of humbling prognosticators for a very long time and 2016 was no exception.

As we enter 2017 expectations are for slowly rising equity markets with little volatility. Expectations are that the new Trump administration and the global wave of populism will be a tailwind for growth both domestic and abroad. Is this really the consensus or a contrarian opinion? We at Context Asset Management think that forecasting markets is at best extremely difficult and perhaps close to impossible. Instead, our mission is to bring strategies to advisors and investors that have three characteristics: low correlation to traditional risk assets, an efficient source of return (when measured against risk), and return asymmetry (an investor should expect to make more than they could lose in any given year). This is what we believe a successful alternative investment should look like.

We greatly appreciate your trust in our organization and our products.

Sincerely,

John N Culbertson

President / CIO

Context Asset Management

2016 Annual Report | 3

A Message to our Shareholders (Unaudited) (Concluded)	Context Strategic Global Equity Fund
December 31, 2016

Context Strategic Global Equity Fund

For the period ended December 31, 2016, the Context Strategic Global Equity Fund Institutional class returned +7.00% from its inception on October 26, 2016 for it’s Institutional share class. This is compared with the MSCI World Local Net Index return of +5.01% and the MSCI World (USD) Index (the Fund’s benchmark) return of +3.44% over the same period, resulting in relative out-performance of +1.99% and +3.56%, respectively.

The Context Strategic Global Equity Fund is designed to provide diversified global equity exposure to selected developed markets, while striving to provide some degree of downside protection during severe equity market sell-offs. The exposure to these markets is typically accomplished through very liquid futures contracts; which helps to minimize both liquidity and counterparty risk. The Fund tends to have less U.S. exposure than our benchmark (which is very high, in our opinion), and will have more exposure to the other developed countries. This gives us the opportunity for a more diverse return stream, and more exposure to the global equity market. Additionally, we provide local returns, which we believe is a more representative return profile than most of our competitors who either incur currency risk and volatility, or incur a cost in their attempt to remove exposures. To this point, the non-local unhedged MSCI World USD Index return of +3.44% demonstrates the additional and often unnecessary tracking error that comes from foreign currency exposure.

The strong absolute performance in 2016 came primarily from strong global equity markets following the U.S. Presidential election, whereas the strong relative performance came from: (1) a small but material profit from our protection strategy and (2) more exposure to less expensive markets that had strong returns (Japan, Germany, and France being the more notable). It is worth noting that we do not generally expect to profit from small sell-offs such as the volatility around the U.S. election, but our timing worked well, and we ended up benefiting from the volatility rally. To help set expectations, we believe our dynamic protection strategy would likely work best in more prolonged and severe sell-offs; although we are, of course, always pleased with out-performance of any form.

Important Information:

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Risks are detailed in the prospectus and include, but are not limited to, the following: futures contracts’ risk, derivative investments’ risk, risk of investing in foreign companies, non-diversified risks, investing in exchange traded funds (ETFs), small and medium companies, and is newly organized with no assurance that active trading markets will be maintained.

The Fund intends to derive at least 90% of its gross income each taxable year from qualifying income in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Changes in the tax laws of the United States could negatively affect the Fund.

MSCI World (USD) Index is a broad global equity benchmark without emerging markets exposure. It represents large and mid-cap equity performance across 23 developed markets countries. MSCI World Local Net Index offers a broad global equity benchmark without emerging markets exposure. It represents large and mid-cap equity performance across 23 developed markets countries. Denominated in multiple currencies. One cannot invest directly in an index.

4 | 2016 Annual Report

Performance Update	Context Strategic Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Context Strategic Global Equity Fund Institutional Share Class from performance inception on October 26, 2016 to December 31, 2016

Summary Performance as of December 31, 2016

	1 Month	Since Inception	Inception
Context Strategic Global Equity Fund - Institutional - Shares*	3.58%	7.00%	10/26/2016
MSCI World (USD) Index	2.43%	3.44%	—

Data is as of December 31, 2016. The inception date of the Fund is October 26, 2016. The Fund commenced investment operations and public offering on October 27, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance reflects fee waivers and expense reimbursements and would have been lower in their absence.

*The Fund’s Institutional Share Class Total Annual Operating Expense, as per the most recent Prospectus, is 4.57% before fee and expense waivers and 1.97% after fee and expense waivers. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Institutional Shares through April 30, 2018 (the “Expense Cap”).

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 844-511-9653.

The Fund’s benchmark for performance comparison purposes is the MSCI World (USD) Index. The Index is a broad global equity benchmark without emerging markets exposure. It represents large and mid-cap equity performance across 23 developed markets countries. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

2016 Annual Report | 5

Schedule of Investments	Context Strategic Global Equity Fund
December 31, 2016

	Shares	Fair Value
SHORT TERM INVESTMENTS (93.17%)
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 7-day yield, 0.36%*	2,036,838	$2,036,838
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class, 7-day yield, 0.36%*	8,147,352	8,147,352
		10,184,190
TOTAL SHORT TERM INVESTMENTS
(Cost $10,184,190)		10,184,190
TOTAL INVESTMENTS (93.17%)
(Cost $10,184,190)		10,184,190

Other Assets In Excess of Liabilities (6.83%)		746,728	(a)
NET ASSETS (100.00%)		$10,930,918

(a)	Includes cash and foreign currency which is being held as collateral for futures contracts.

FUTURES CONTRACTS

Description	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Equity Contracts
ASX SPI 200 Index Future	6	03/16/2017	$609,542	$13,176
CAC 40 10 Euro Future	20	01/20/2017	1,023,808	22,066
FTSE 100 Index Future	11	03/17/2017	955,727	27,693
German Stock Index Future	4	03/17/2017	1,206,864	29,446
Hang Seng Index Future	3	01/26/2017	424,824	7,862
IBEX 35 Index Future	8	01/20/2017	784,300	15,993
Tokyo Price Index Future	11	03/09/2017	1,428,706	36,241
			$6,433,771	$152,477

Description	Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
Equity Contracts
CBOE Volatility Index Future	9	2/15/2017	$149,175	$(189)
E-Mini S&P® 500 Future	36	3/17/2017	4,025,159	(33,496)
S&P/Toronto Stock Exchange 60 Index Future	6	3/16/2017	801,609	(159)
			$4,975,943	$(33,844)

Common Abbreviations:

ASX - Australian Stock Exchange Limited.

CAC 40 - A market capitalization-weighted index on the Euronext Paris Stock Exchange.

CBOE - Chicago Board Options Exchange.

FTSE - Financial Times and the London Stock Exchange.

IBEX - Bolsa de Madrid, Spain’s principal Stock Exchange.

* See Note 8

See Notes to Financial Statements

6 | 2016 Annual Report

Statement of Assets and Liabilities	Context Strategic Global Equity Fund
December 31, 2016

ASSETS:
Investments, at value (cost $10,184,190)	$10,184,190
Cash	100,000
Foreign currency, at value (cost $126,543)*	127,157
Deposit with broker for futures contracts	481,855
Interest receivable	2,120
Receivable due from adviser	16,413
Prepaid offering costs	40,078
Prepaid and other assets	21,343
Total Assets	10,973,156
LIABILITIES:
Variation margin payable on futures contracts	11,359
Payable to trustees	43
Payable for audit fees	17,000
Payable for administration fees	4,923
Accrued expenses and other liabilities	8,913
Total Liabilities	42,238
NET ASSETS	$10,930,918
NET ASSETS CONSIST OF:
Paid-in capital	$10,188,930
Accumulated net investment loss	(6,366)
Accumulated undistributed net realized gain	629,107
Net unrealized appreciation	119,247
NET ASSETS	$10,930,918
PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.70
Minimum redemption price per share(a)	$10.49
Net Assets	$10,930,918
Shares of beneficial interest outstanding	1,021,324

* Foreign currency is held at the broker as a deposit for future contracts.

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements

2016 Annual Report | 7

Statement of Operations	Context Strategic Global Equity Fund
For the period ended December 31, 2016 (a)

INVESTMENT INCOME:
Interest	$3,747
Total Investment Income	3,747

EXPENSES:
Investment advisory fees	27,076
Administration fees	10,313
Custodian fees	4,000
Professional Fees	17,861
Transfer agent fees	354
Trustees’ fees and expenses	43
Registration fees	4,835
Offering cost expenses	9,598
Other expenses	2,485
Total expenses	76,565
Less fees waived/reimbursed by adviser Institutional Class	(43,488)
Total Net Expenses	33,077
NET INVESTMENT LOSS	(29,330)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on futures contracts	647,365
Net realized loss on foreign currency transactions	(6,364)
Net realized gain	641,001

Net change in unrealized appreciation on futures contracts	118,633
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	614
Net change in unrealized appreciation	119,247

Net realized and unrealized gain	760,248
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$730,918

(a)	The Fund commenced investment operations and public offering on October 27, 2016.

See Notes to Financial Statements

8 | 2016 Annual Report

Statement of Changes in Net Assets	Context Strategic Global Equity Fund

For the Period October 27, 2016 to December 31, 2016(a)
OPERATIONS:
Net investment loss	$(29,330)
Net realized gain	641,001
Net change in unrealized appreciation	119,247
Net increase in net assets resulting from operations	730,918

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Shares sold	10,200,000
Net increase from share transactions	10,200,000
Net increase in net assets	10,930,918

NET ASSETS:
Beginning of period	—
End of period (including accumulated net investment loss of $(6,366))	$10,930,918

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	1,021,324
Net increase in shares outstanding	1,021,324

(a)	The Fund commenced investment operations and public offering on October 27, 2016.

See Notes to Financial Statements

2016 Annual Report | 9

Financial Highlights	Context Strategic Global Equity Fund
For a share outstanding throughout the period presented

Institutional Class	For the Period October 27, 2016 to December 31, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.03)
Net realized and unrealized gain on investments	0.73
Total from Investment Operations	0.70
NET INCREASE IN NET ASSET VALUE	0.70
NET ASSET VALUE, END OF PERIOD	$10.70
TOTAL RETURN	7.00	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$10,931
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements	4.49	%(d)
Expenses including fee waivers and reimbursements	1.94	%(d)
Net investment loss	(1.73	)%(d)

PORTFOLIO TURNOVER RATE	0	%(c)(e)

(a)	The Fund commenced investment operations and public offering on October 27, 2016.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover is zero due to not having any long-term securities.

See Notes to Financial Statements

10 | 2016 Annual Report

Notes to Financial Statements	Context Strategic Global Equity Fund

Note 1. Organization

The Context Strategic Global Equity Fund (the “Fund”) is a non-diversified series of Context Capital Funds (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 9, 2013, and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Trust consists of multiple separate portfolios or series. The Fund commenced on October 27, 2016. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. As of December 31, 2016, Investor Shares had not commenced operations. Context Advisers III, LLC (the “Adviser”) is the investment adviser to the Fund. Granite Peak Asset Management, LLC (the “Sub-adviser”) is the sub-adviser to the Fund. The Fund seeks capital appreciation while also seeking to preserve capital in severely declining markets.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following summarizes the significant accounting policies of the Fund:

Security Valuation – The Fund values securities (including futures contracts) listed on and traded or dealt in one or more U.S. or Non-U.S. securities exchanges and not subject to restrictions against resale in the market are generally valued at the market closing price determined at or prior to the close of the New York Stock Exchange, on the primary exchange on which the securities are traded. If the market closing price is unavailable, the securities may be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, 4:00 p.m. eastern time.

Non-exchange traded securities for which quotations are readily available are generally valued at the market closing price or, if not available, the bid on such market for a long position or the ask on such market for a short position. Shares of an open-end investment company not traded on a securities exchange may be valued at the net asset value per share of the investment company determined as of valuation time.

Fixed-income securities are generally valued at the latest bid quotations for a long position or at the last quoted ask price for a short position supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board (the “Board”). The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of members of Trust management, the Adviser and the Subadviser. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Foreign currency positions including future contracts are priced at the closing bid and asked prices at 4:00 p.m. Eastern time.

2016 Annual Report | 11

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — unadjusted quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the Fund’s investment and financial instruments based on the three - tier hierarchy as of December 31, 2016:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short Term
Investments	$10,184,190	$—	$—	$10,184,190
Total	$10,184,190	$—	$—	$10,184,190

Other Financial Instruments
Assets
Futures
Contracts	$152,477	$—	$—	$152,477
Liabilities
Futures
Contracts	$(33,844)	$—	$—	$(33,844)
Total	$118,633	$—	$—	$118,633

For the period ended December 31, 2016, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the period in which the transfer occurred. During the period ended December 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 for the Fund. For the period ended December 31, 2016, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Segregation and Collateralization – In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregated assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, short sales, futures, written options and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers”, for future contracts, respectively. Securities collateral pledged for the same purpose is noted on the Schedule of Investments.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

12 | 2016 Annual Report

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investments held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. The Fund did not have redemption fees for the period ended December 31, 2016.

Expenses – The Fund bears expenses incurred specifically for the Fund and general Trust expenses which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund in the trust. Expenses are recorded on an accrual basis.

Offering Costs – Offering costs for the Fund of $49,676, consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve month period beginning with the commencement of operations of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Derivative Instruments

Risk Exposure and the Use of Derivative Instruments – The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivative contracts. In doing so, the Fund employs strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

2016 Annual Report | 13

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Derivative Risk. The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and, therefore, can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Futures Contracts – The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. The variation margin for the Fund is reported on the Statement of Assets and Liabilities as “Variation margin payable on futures contracts”. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For tax purposes, the futures contracts held by the Fund may be subject to code section 1256, if they meet certain requirements. Under section 1256, they would be subject to the 60/40 rule, where 60% of gains or losses are treated as long-term capital and 40% are treated as short-term capital (ordinary income or loss), regardless of the actual length of the holding period.

14 | 2016 Annual Report

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of December 31, 2016:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value		Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Futures Contracts)	Receivable for variation margin on futures contracts	$152,477	(a)	Variation margin payable on futures contracts	$33,844	(a)
		$152,477			$33,844

The effect of derivative instruments on the Fund’s Statement of Operations as of December 31, 2016:

Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$647,365	$118,633
Total		$647,365	$118,633

(a)	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. The value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin payable as of December 31, 2016.

The volume of Derivative Instruments for the Fund during the period ended December 31, 2016 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Futures Contracts	Number of Contracts	8

Offsetting Arrangements – Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Offsetting of Derivatives Assets
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Derivative Assets
Futures Contracts	$15,453	$(15,453)	$—	$—	$—	$—
Total	$15,453	$(15,453)	$—	$—	$—	$—

Offsetting of Derivatives Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Derivative Liabilities
Futures Contracts	$26,812	$(15,453)	$11,359	$—	$(11,359)	$—
Total	$26,812	$(15,453)	$11,359	$—	$(11,359)	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

2016 Annual Report | 15

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

Note 4. Fees and Expenses

Investment Advisers – Context Advisers III, LLC. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.59% of the Fund’s average daily net assets.

The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Other Service Providers - Effective August 1, 2016, the Trust entered into a Management and Administration Agreement with Foreside Financial Services Group, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”) to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside (and previously Beacon Hill), as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Foreside has contracted with ALPS Fund Services, Inc. (“ALPS”) to perform the fund accounting, financial administration and transfer agency services on behalf of the Fund.

Distribution – Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, an affiliate of Foreside, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser, ALPS, or any of their affiliates.

Trustees and Officers – The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities. Independent Trustees (the “Trustee”) constitute a majority of the Board members. The Trust pays each Trustee an annual retainer fee of $10,000 for service to the Trust. The Trustees may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred when attending board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. Certain Trustee and Officers of the Trust are also officers of the Adviser and Foreside.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses of Investor Shares and Institutional Shares) to 2.19%, and 1.94%, respectively, of the share class’ average daily net assets, through April 30, 2018. For the period ended December 31, 2016, the Adviser waived fees of $43,488.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement, is approved by the Board and the resulting expenses do not exceed the expense cap for each class of the Fund. As of December 31, 2016, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
$43,488	December 31, 2019	$—

Note 6. Securities Transactions

Purchases and sales of securities, excluding U.S. Government Obligations, short term securities during the period ended December 31, 2016, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$ 0	$ 0

Note 7. Beneficial Share Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Record Owner	Percentage
Institutional	JP Morgan Chase Securities	98.11

16 | 2016 Annual Report

Notes to Financial Statements (Continued)	Context Strategic Global Equity Fund

Note 8. Underlying Investment In Other Investment Companies

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in JPMorgan U.S. Treasury Plus Money Market Fund and BlackRock Liquidity Funds T-Fund Portfolio (each a “Security” and collectively the “Securities”). The Fund may redeem its investment from Securities at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Securities. The annual report of each Security, along with the report of the independent registered public accounting firm, is included in the respective Security’s Form N-CSR available at “www.sec.gov”. As of December 31, 2016, the percentage of the Fund’s net assets invested in the JPMorgan U.S. Treasury Plus Money Market Fund and BlackRock Liquidity Funds T-Fund Portfolio was 74.54% and 18.63%, respectively.

Note 9. Tax Basis Information

The Fund did not pay distributions for the period ended December 31, 2016.

For the period ended December 31, 2016 the following reclassifications, which had no impact on results of operations or net assets, were primarily attributed to differences in the treatment of investments in futures and the treatment of net investment loss. These were recorded to reflect tax character as follows:

	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
Context Strategic Global Equity Fund	$22,964	$(11,894)	$(11,070)

As of December 31, 2016, the aggregate cost of securities, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Tax Cost of Securities	Gross Unrealized Appreciation of Securities	Gross Unrealized Depreciation of Securities	Net Unrealized Appreciation of Foreign Currency and Derivatives	Tax Net Unrealized Appreciation
Context Strategic Global Equity Fund	$10,184,190	$0	$0	$119,247	$119,247

At December 31, 2016, components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
Context Strategic Global Equity Fund	$423,923	$228,639	$119,247	$(29,821)	$741,988

The Fund elects to defer to the period ending December 31, 2017, late year ordinary losses in the amount of $6,366.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 11. Subsequent Events

The Fund evaluated events from December 31, 2016 through the date that the Financial Statements were issued. There were no subsequent events to report that would have a material impact of the Fund’s financial statements, other than disclosed below:

On February 7, 2017, Lovell Minnick Partners, LLC signed a definitive agreement to acquire a majority stake in Foreside Financial Group LLC, the parent company to Foreside and the Distributor.

2016 Annual Report | 17

Report of Independent Registered Public Accounting Firm	Context Strategic Global Equity Fund

To the Shareholders of Context Strategic Global Equity Fund and

Board of Trustees of Context Capital Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Context Strategic Global Equity Fund (the “Fund”), a series of Context Capital Funds, as of December 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period October 27, 2016 (commencement of operations) through December 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Context Strategic Global Equity Fund as of December 31, 2016, the results of its operations and changes in its net assets and the financial highlights for the period October 27, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 20, 2017

18 | 2016 Annual Report

Board Approval of Investment Advisory and Subadvisory Agreements (Unaudited)	Context Strategic Global Equity Fund

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Context Capital Funds (the “Trust”) and Context Advisers III, LLC (the “Adviser”) and the Sub-Advisory Agreement between the Adviser and Granite Peak Asset Management, LLC (the “Sub-Adviser”) with respect to the Context Strategic Global Equity Fund (the “Fund”) be approved by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”). The Board considered and approved the Investment Advisory Agreement and the Sub-Advisory Agreement (together, the “Agreements”) for the Fund at an in-person meeting held on September 30, 2016.

The Board requested, and the Adviser and Sub-Adviser, as appropriate, provided, information and data relating to, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund; (ii) the experience of the key personnel who will be providing those services to the Fund; (iii) their organizational structures, assets under management, financial information, insurance coverage and Forms ADV; (iv) information on how trades will be processed and the use of soft dollars; (v) the cost of the services to be provided and the profits expected to be realized by the Adviser and Sub-Adviser from their relationships with the Fund; (vi) the extent to which economies of scale will be realized as the Fund grows; (vii) whether the fee levels will reflect these economies of scale to the benefit of the Fund’s shareholders; (viii) the advisory fees paid by funds in comparable Morningstar categories; (ix) the Fund’s expense ratio and the expense ratios of funds in comparable Morningstar categories; (x) the effect of any fee waivers and expense reimbursements to be made by the Adviser; and (xi) the entrepreneurial risks and benefits to the Adviser and Sub-Adviser in managing the Fund. The Board also reviewed a memorandum from independent counsel setting forth the Board’s fiduciary duties, responsibilities and factors the Board should consider in evaluating the Agreements.

The Trustees reviewed the materials regarding the Fund supplied by the Adviser and the Sub-Adviser. The Board considered the nature and quality of the services provided by the Adviser and the Sub-Adviser. The Trustees noted that the Adviser will provide services that include, but are not limited to, analyzing, selecting, and recommending for consideration and approval by the Board, investment advisory firms to provide investment advice, guidance and management of investments with respect to the Fund and overseeing the advisory services delegated to these firms. The Board noted that the Adviser’s only client is the Fund. The Board noted that information about the investment strategy of the Fund and how the Sub-Adviser will make investment decisions for the Fund was provided in the Board materials, and was discussed in more detail at a previous meeting. Taking into account the personnel involved in servicing the Fund, as well as the services described in the materials and presentations, the Board expressed satisfaction with the quality of the services expected to be received from the Adviser and the Sub-Adviser.

The Board determined that because the Fund has not commenced operations, the Board would review performance over time. The Board noted that the Adviser does not currently manage assets for any other clients or funds and while the Sub-Adviser does not currently manage assets for any other clients or funds with similar investment strategies, the Board considered the performance of assets the Sub-Adviser manages employing similar investment techniques.

The Board reviewed the advisory fee to be paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser will receive a management fee of 1.59% of the average daily net assets, which is above both the median and average of the funds within the comparable Morningstar categories. The Board noted that the Sub-Adviser will receive half of the Adviser’s management fee of 1.59% of average daily net assets, meaning it will receive approximately 0.80% per annum, subject to certain reductions. The Board also considered the information the Sub-Adviser provided on the fee it receives on its existing advisory relationships.

With respect to total annual operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to the specified percentage of average daily net assets of each class of shares of the Fund, as set forth in the Board materials. The Board noted that this agreement to waive fees and/ or reimburse expenses is in effect until April 30, 2018, and will automatically renew annually from year to year on the effective date of each annual update to the Trust’s registration statement until such time as the Adviser provides written notice of non-renewal to the Trust. The Board noted that the net expense ratio for the Institutional share class of the Fund is above both the average and median of the funds in each of the comparable Morningstar categories. The Board

2016 Annual Report | 19

Board Approval of Investment Advisory and Subadvisory Agreements (Concluded)	Context Strategic Global Equity Fund (Unaudited)

noted that the Adviser has not identified alternative fee structures and the fees for the Fund are based on the services provided by the Adviser and the Sub-Adviser to the Fund, the Sub-Adviser of which is paid directly by the Adviser out of its management fee. It was noted that the Fund’s investment strategy includes a number of somewhat unique and sophisticated investment techniques to pursue the Fund’s objective and the expertise and skill set involved in such techniques are unique and support higher fees than traditional long-only asset management. This skill and expertise by the Sub-Adviser has been taken into consideration in determining the management fee paid by the Fund. After considering the information described above, the Board concluded that the advisory fee and expense ratios, although above the median and average of the funds in each of the comparable Morningstar categories, were reasonable.

In regards to the costs and profits to be realized by the Adviser in connection with its management of the Fund, the Board reviewed the information supplied by the Adviser in the Board materials. The Board noted that the Adviser is not initially expected to generate a profit. In regards to the costs and profits to be realized by the Sub-Adviser in connection with its management of the Fund, the Board reviewed the information supplied by the Sub-Adviser in the Board materials and concluded that the Sub-Adviser’s expected level of profit from managing the Fund seemed reasonable.

With respect to economies of scale, the Trustees noted that the Fund’s assets are not expected to be at a level for the Fund’s shareholders to be able to share in any economies of scale. The Board also noted that the Adviser intends to reimburse expenses incurred by the Fund to cap the fees that shareholders pay to the levels described above and will continue to monitor asset growth and will evaluate fee breakpoints. The Board also considered the entrepreneurial risks borne by and the expected benefits to the Adviser and the Sub-Adviser, respectively, from managing the Fund. The Board noted the representations in the Board Materials that neither the Adviser nor the Sub-Adviser will use soft dollars as a consideration for broker selection.

In reaching its conclusions, with respect to the Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Agreements were fair and reasonable, that the Adviser’s and Sub-Adviser’s fees are reasonable in light of the services to be provided to the Fund and the benefits to be received by the Adviser and the Sub-Adviser, and that approval of the Agreements would be in the best interests of the Fund and its shareholders.

20 | 2016 Annual Report

Trustees and Officers (Unaudited)	Context Strategic Global Equity Fund

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees
John N. Culbertson, Jr. Born: 1964	Trustee	Since 2014	Managing Director and Chief Investment Officer, Context Capital Partners since 2011; Partner, Veritas Ventures, LLP since 2000; Chief Investment Officer, 2008-2011.	2	None
Stephen J. Kneeley Born: 1963	Chairman of the Board; Trustee	Since 2014	Chief Executive Officer, Context Asset Management, L.P., 2014-January 2016; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.	2	Trustee, Copeland Trust (3 portfolios)
Independent Trustees
Paul D. Schaeffer Born: 1951	Trustee	Since 2014	President, Aspirin Solutions since 2013; Managing Director, Forward Management, 2008-2013.	2	Trustee, Index IQ Funds
Stephen M. Wynne Born: 1955	Trustee; Chairman, Audit Committee	Since 2014	Retired since 2010; Chief Executive Officer, BNY Mellon, U.S. Funds Services, 2010; Chief Executive Officer, PNC Global Investment Servicing (formerly PFPC), 2008-2010.	2	Trustee, FundVantage Trust (36 portfolios); Trustee, Copeland Trust (3 portfolios)
Alfred C. Salvato Born: 1958	Trustee	Since 2016	Senior Vice President of Finance and Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	2	Trustee (Chairman), Turner Funds (5 portfolios)
Officers
C. David Bunstine Born: 1965	President	Since 2015	Director, Foreside Financial Group, LLC since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.
Trent M. Statczar Born: 1971	Treasurer; Principal Financial Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.
Rodney Ruehle Born: 1968	Chief Compliance Officer	Since 2015	Director, Foreside Financial Group, LLC 2008 to present; Chief Compliance Officer of Asset Management Fund November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc. December 2009 to present; Chief Compliance Officer of Advisers Investment Trust July 2011 to present; Chief Compliance Officer of Penn Series Funds, Inc. 2012 to 2014.
Danielle Kulp Year of Birth: 1981	Secretary	Since 2017	Director, Foreside Financial Group, LLC, December 2016 to present; Consultant, Lincoln Financial Group, September 2013 to November 2016; Corporate Secretary, SEI Investments, December 2012 to September 2013; Senior Specialist, BNY Mellon, December 2010 to December 2012.

2016 Annual Report | 21

Additional Information	Context Strategic Global Equity Fund
(Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 844-511-9653, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling toll-free 844-511-9653, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 844-511-9653. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE OF FUND EXPENSES

December 31, 2016 (Unaudited)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expense Ratio(a)	Expenses Paid, and During Period July 1, 2016 to December 31, 2016(b)
Context Strategic Global Equity Fund
Institutional Class
Actual(c)	$1,000.00	$1,070.00	1.94%	$3.62
Hypothetical	$1,000.00	$1,015.38	1.94%	$9.83

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

(c)	The Context Strategic Global Equity Fund’s Investor Class commencement date is October 27, 2016. Actual expenses on this Fund is equal to the Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the noumber of days since the Fund launched (66), divided by 366.

22 | 2016 Annual Report

Context Strategic Global Equity Fund

INVESTMENT ADVISER
Context Capital Advisers III, L.P.
401 City Avenue, Suite 800
Bala Cynwyd, PA 19004
www.contextam.com

SUBADVISER
Granite Peak Asset Management, LLC
450 Sport Hill Rd.
Easton, CT 06612

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT
ALPS Fund Services, Inc.
P.O. Box 46256
Denver, CO 80201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has delegated Mr. Stephen M. Wynne as an “audit committee financial expert” as that term is defined under applicable regulatory guidelines. Mr. Wynne is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountants in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Context Macro Opportunities Fund

2016  $15,500

2015  $12,500

The fees paid to Tait, Weller & Baker LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

Context Strategic Global Equity Fund

2016  $14,000

2015  $0

The fees paid to Cohen & Company, LTD. relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2015.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning were as follows:

Context Macro Opportunities Fund

2016  $2,500

2015  $2,500

The fees paid to Tait, Weller & Baker LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

Context Strategic Global Equity Fund

2016  $3,000

2015  $0

The fees paid to Cohen & Company, LTD. relate to the preparation of the registrant’s tax returns and review of annual distributions.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountants to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2015.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountants for services rendered to the Registrant for the Reporting Periods were as follows:

Context Macro Opportunities Fund

2016  $2,500

2015  $2,500

Context Strategic Global Equity Fund

2016  $3,000

2015  $0

(h)  The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountants’ independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Context Capital Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Bunstine
David Bunstine
President and Chief Executive Officer
March 3, 2017

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer March 3, 2017